July 20, 2012

DREYFUSVARIABLE INVESTMENT FUND
-QUALITY BOND PORTFOLIO

Supplement to Prospectus
dated May 1, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details – Management”:

David Bowser and David Horsfall are the fund’s primary portfolio managers, positions they have held since July 2008 and June 2012, respectively. Mr. Bowser is Director of Active Fixed Income and a senior portfolio manager at Standish Mellon Asset Management Company LLC (Standish), a subsidiary of The Bank of New York Mellon Corporation and an affiliate of The Dreyfus Corporation (Dreyfus), where he has been employed since 2000. He also has been employed by Dreyfus since July 2006. Mr. Horsfall is Deputy Chief Investment Officer and a senior portfolio manager at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies, where he has been employed since 1989. He also has been employed by Dreyfus since October 2010.

0120S0712

July 20, 2012

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

Supplement to Statement of Additional Information
dated May 1, 2012, as revised or amended July 16, 2012

The following information supplements and supersedes any contrary information pertaining to the Quality Bond Portfolio ("QBP") contained in Part I of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

David Bowser and David Horsfall serve as QBP's primary portfolio managers.  Messrs. Bowser and Horsfall are dual employees of The Dreyfus Corporation ("Dreyfus") and Standish Mellon Asset Management Company LLC, a subsidiary of The Bank of New York Mellon Corporation and an affiliate of Dreyfus.

The following table lists the number and types of other accounts advised by Mr. Horsfall  and assets under management in those accounts as of May 31, 2012:

Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
David Horsfall	7	$1.9B	5	$835M	156	$19.9B

None of the accounts managed by Mr. Horsfall  is subject to a performance-based advisory fee.

The dollar range of QBP shares beneficially owned by Mr. Horsfall  is as follows, as of May 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
QBP
David Horsfall	None